Exhibit 99.2

Member FDIC. © 2023 United Community Bank | ucbi.com 3Q23 Investor Presentation October 18, 2023

Disclosures 2 CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to potential benefits of the First National Bank of South Miami merger, and the strength of our pipelines and their ability to support business growth across our markets and our belief that our high - quality balance sheet and business mix will support strong performance regardless of future economic conditions . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the First National Bank of South Miami acquisition and other acquisitions may not be realized or take longer than anticipated to be realized, (2) disruption of customer, supplier, employee or other business partner relationships as a result of these acquisitions, (3) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to these acquisitions, (4) the risks relating to the integration of First National Bank of South Miami’s and other acquired banks’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) the risks associated with United’s pursuit of future acquisitions, (6) the risk associated with expansion into new geographic or product markets, and (7) general competitive, economic, political, regulatory and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”) . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements .

Disclosures 3 NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation .

$26.9 BILLION IN TOTAL ASSETS Note: See glossary located at the end of this presentation for reference on certain acronyms United Community Banks, Inc. 205 BANKING OFFICES ACROSS THE SOUTHEAST Nine - time winner of the J.D. Power award that ranked us #1 IN CUSTOMER SATISFACTION with Consumer Banking in the Southeast AMERICA’S MOST TRUSTWORTHY COMPANIES in 2023 and #2 in the banking industry - Newsweek $0.23 QUARTERLY DIVIDEND – UP 5% YOY WORLD’S BEST BANKS in 2023 for four of the last five years – Forbes $5.1 BILLION IN AUA 12.6% TIER 1 RBC $22.9 BILLION IN TOTAL DEPOSITS BEST BANKS TO WORK FOR in 2022 for the sixth consecutive year – American Banker 4 Premier Southeast Regional Bank – Committed to Service Since 1950 x Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast x 197 branches, 8 LPOs, and 3 MLOs across six Southeast states; Top 10 market share in GA and SC Extended Navitas and SBA Markets $18.2 BILLION IN TOTAL LOANS Company Overview AMERICA’S BEST BANKS in 2023 for the ninth consecutive year – Forbes x Navitas subsidiary is a technology - enabled, small - ticket, essential - use commercial equipment finance provider x SBA business has both in - footprint and national business (4 specific verticals) UCBI Banking Offices Regional Full - Service Branch Network National Navitas and SBA Markets

$23.78 $25.98 $25.87 $16.52 $17.83 $17.70 3Q22 2Q23 3Q23 Book Value Per Share GAAP Tangible 5.6% Annualized 3Q EOP deposit growth, excluding FNBSM, TN branches sale & brokered deposits 5.32% Return on common equity – GAAP 9.03% Return on tangible common equity – operating (1) Other 3Q notable items: $2.3 mm unrealized loss on equity investments $1.1 mm MSR write - up $0.39 Diluted earnings per share – GAAP $0.45 Diluted earnings per share – operating (1) 0.68% Return on average assets – GAAP 0.79% Return on average assets – operating (1) 1.44% PTPP return on average assets – operating (1) 2.03% Cost of deposits 30% DDA / Total Deposits 3Q23 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.74 $0.53 $0.39 $0.75 $0.55 $0.45 3Q22 2Q23 3Q23 Diluted Earnings Per Share GAAP Operating (1) 1.32% 0.95% 0.68% 1.34% 1.00% 0.79% 3Q22 2Q23 3Q23 Return on Average Assets GAAP Operating 1.94% 1.59% 1.31% 1.97% 1.65% 1.44% 3Q22 2Q23 3Q23 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) 5.4% Annualized 3Q EOP core loan growth, excluding First National Bank of South Miami (“FNBSM”) & TN branches sale 61.3% Efficiency ratio – GAAP 57.4% Efficiency ratio – operating (1) 5 (1)

Footprint Focused on High-Growth MSAs in Southeast

Top 10 MSAs - % of Total Deposits



Atlanta, GA
21.9%
Greenville, SC
8.8%
Nashville, TN
5.4%
Miami, FL
5.3%
Raleigh, NC
3.7%
Gainesville, GA
3.2%
Knoxville, TN
2.8%
Orlando, FL
2.3%
Charlotte, NC
2.1%
Myrtle Beach, SC
2.0%

Fastest Growing Major Southeast MSAs (1)	UCBI's % of Total Deposits	'23 – '28 Proj. Pop. Growth %	'23 – '28 Proj. HHI. Growth %
1) Raleigh, NC	3.73%	7.40	11.77
2) Jacksonville, FL	0.52%	6.89	14.35
3) Orlando, FL	2.31%	6.35	10.63
4) Nashville, TN	5.43%	6.12	12.44
5) Charlotte, NC	2.07%	5.80	14.66
6) Tampa, FL	0.12%	5.19	11.68
7) Atlanta, GA	21.85%	4.68	14.16
8) Richmond, VA	--	3.88	12.78
9) Washington, DC	--	2.72	11.66
10) Virginia Beach, VA	--	2.25	14.75
11) Miami, FL	5.30%	1.95	10.76
12) Birmingham, AL	0.73%	1.60	10.87

UCBI MSA Presence

Fastest Growing Mid-Sized Southeast MSAs (2)	UCBI's % of Total Deposits	'23 – '28 Proj. Pop. Growth %	'23 – '28 Proj. HHI. Growth %
1) Myrtle Beach, SC	2.04%	9.38	12.44
2) Winter Haven, FL	--	9.37	9.14
3) Fort Myers, FL	--	8.93	11.31
4) Sarasota, Fl	0.18%	7.73	12.11
5) Port St. Lucie, FL	0.12%	7.53	11.74
6) Fayetteville, AR	--	6.99	10.18
7) Daytona Beach, FL	--	6.56	10.27
8) Charleston, SC	1.10%	6.32	14.65
9) Huntsville, AL	1.71%	5.93	16.50
10) Melbourne, FL	0.11%	5.29	11.06
11) Greenville, SC	8.81%	4.74	12.63
12) Pensacola, FL	--	4.62	9.92
13) Durham, NC	--	4.52	13.77
14) Knoxville, TN	2.75%	4.10	11.62
15) Columbia, SC	0.21%	3.59	13.59

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

6

Strong Customer Deposit Growth x Total deposits were up $606 million in 3Q23 from 2Q23 x Excluding FNBSM ($829 million), the TN branches sale ($110 million) and brokered deposits (paid down $427 million), total deposits were up $314 million, or 5.6% annualized from 2Q23 Competitive Market Pricing Drove Funding Costs Higher x 38% cumulative deposit beta since 4Q21, as cost of deposits moved to 2.03% from 1.64% in 2Q23 x DDA% moved to 30% of total deposits from 31% last quarter, as customers moved funds to MMDA and CDs • MMDA increased to 25% of total deposits from 23% last quarter 30% 23% 25% 6% 16% DDA MMDA Savings Time NOW Outstanding Deposit Franchise 3Q23 Total Deposits $22.9 billion Total Deposit Beta 6% 12% 23% 32% 38% 10% 17% 23% 29% 0.19% 0.49% 1.10% 1.64% 2.03% -0.45% 0.05% 0.55% 1.05% 1.55% 2.05% 0% 5% 10% 15% 20% 25% 30% 35% 40% 3Q22 4Q22 1Q23 2Q23 3Q23 UCBI Cumulative Deposit Beta KRX Peer Average Cumulative Deposit Beta UCBI Cost of Deposits 7

$20.3 $19.9 $20.7 $22.3 $22.1 $1.3 $0.8 3Q22 4Q22 1Q23 2Q23 3Q23 UCBI Acquisitions $ in billions Deposit Trends x Paid down brokered funding of $427 million and sold two TN branches with $110 million in deposits in 3Q23 x Deposits are granular with a $33 thousand average account size and are diverse by industry and geography x Business deposits of $8.5 billion and personal deposits of $11.0 billion in 3Q23 3Q23 Total Deposits $22.9 billion Deposit Mix Shift Customer Deposit Granularity $19,888 $19,677 $19,417 $19,613 $19,956 $76,084 $69,749 $72,650 $75,033 $75,865 3Q22 4Q22 1Q23 2Q23 3Q23 Personal Deposits Avg. Acct Size Business Deposits Avg. Acct Size 40% 38% 34% 31% 30% 60% 62% 66% 69% 70% 3Q22 4Q22 1Q23 2Q23 3Q23 Non Interest Bearing Deposits Interest Bearing Deposits 8 $ actual

41% 10% 21% 1% 17% 5% 3% 2% Residential Mortgage Manufactured Housing 3Q23 Total Loans $18.2 billion Well - Diversified Loan Portfolio Quarter Highlights x Loans increased $241 million, or 5.4% annualized, excluding FNBSM and the TN branches sale x Construction & CRE ratio as a percentage of total RBC = 78% / 210% x Top 25 relationships totaled $742 million, or 4.1% of total loans x SNCs outstanding of $309 million, or 1.7% of total loans x Project lending limit of $32 million x Conservative relationship lending limits driven by risk grades C&I Commercial Construction CRE Other Consumer Home Equity Residential Construction 34% 45% 21% Commercial & Industrial Owner Occupied CRE Equipment Financing $ in billions 9

x Substantial balance sheet liquidity and above - peer capital ratios x Customer deposit growth and the sale of FNBSM’s securities portfolio provided funding for loan growth and to pay down brokered funding x $5.7 billion securities portfolio offers significant near - and medium - term cash flow opportunities x FHLB borrowings remained at zero in 3Q23 7.7% 7.6% 7.7% 7.9% 8.2% 8.2% 8.2% 7.3% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 UCBI KRX Peer Median Loans / Deposits % Tangible Common Equity / Tangible Assets % Common Equity Tier 1 RBC %* 68% 70% 73% 77% 78% 78% 80% 86% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 UCBI KRX Peer Median 11.9% 12.0% 12.1% 12.3% 12.1% 12.2% 12.1% 11.3% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 UCBI KRX Peer Median Balance Sheet Strength – Liquidity and Capital 10 *3Q23 regulatory capital ratios are preliminary

Risk - Based Capital Ratios Tangible Book Value Per Share x 3Q23 regulatory risk - based capital ratios decreased an average of 9 bps from 2Q23 due to the closing of FNBSM x The leverage ratio increased 10 bps to 9.69%, as compared to 2Q23 x Quarterly dividend of $0.23 per share, an increase of 5% YOY x Repurchased 244,012 preferred shares at an average price of $20.83 during 3Q23 x Net unrealized securities losses in AOCI increased by $27 million to $346 million in 3Q23 • AFS securities portfolio of $3.2 billion with a 2.7 - year duration x TCE% of 8.18% decreased 3 bps from 2Q23 12.0% 12.1% 12.3% 12.1% 12.2% 11.3% 12.1% 0.6% 0.5% 0.5% 0.5% 0.5% 0.6% 0.5% 1.9% 1.9% 2.0% 1.8% 1.9% 1.7% 1.9% 14.5% 14.6% 14.8% 14.4% 14.6% 13.5% 14.4% 2Q22 3Q22 4Q22 1Q23 2Q23 2Q23 KRX Peer Median 3Q23* CET1 Non-common Tier 1 Tier 2 Total Capital $17.70 $17.83 ( $0.10 ) $0.44 ( $0.06 ) ( $0.24 ) ( $0.22 ) $0.05 2Q23 TBV FNBSM Acquisition Operating Earnings Merger Charges Dividends Change in OCI Other 3Q23 TBV 11 *3Q23 regulatory capital ratios are preliminary

$199.8 $200.3 $202.6 3.57% 3.37% 3.24% 3.53% 3.30% 3.15% $50.0 $70.0 $90.0 $110.0 $130.0 $150.0 $170.0 $190.0 $210.0 2.00% 2.50% 3.00% 3.50% 4.00% 3Q22 2Q23 3Q23 Net Interest Revenue Net Interest Margin Core Net Interest Margin 3.24% 3.37% ( 0.01% ) ( 0.14% ) 0.02% 2Q23 NIM Mix Change Higher Interest Rates Loan Accretion 3Q23 NIM Net Interest Revenue & Net Interest Margin 3Q23 NIM Compression x Net interest revenue increased $2.3 million from 2Q23 x Net interest margin decreased 13 bps from 2Q23, primarily driven by increased deposit costs x Core net interest margin of 3.15%, which excludes purchased loan accretion x Purchased loan accretion totaled $5.6 million and contributed 9 bps to the margin, up from 7 bps in 2Q23 x Excluding FNBSM, approximately $5.6 billion or 32% of total loans are floating rate with another $2.4 billion that will adjust beyond one year Net Interest Revenue / Margin (1) Yields & Costs $ in millions 4.71% 5.22% 5.68% 5.85% 6.02% 3.57% 3.76% 3.61% 3.37% 3.24% 2.15% 2.44% 2.51% 2.63% 2.88% 0.44% 0.96% 1.89% 2.50% 2.94% 3Q22 4Q22 1Q23 2Q23 3Q23 Loan Yield NIM Securities Yield Cost of IBL (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes purchased loan accretion (2) (1) 12

$9.6 $9.5 $8.7 $9.8 $10.3 $6.3 $3.1 $4.5 $6.6 $6.2 $5.9 $5.8 $5.7 $5.6 $6.5 $2.2 $1.5 $1.9 $2.3 $2.7 $7.9 $13.5 $9.4 $12.1 $6.3 3Q22 4Q22 1Q23 2Q23 3Q23 Service Charges Mortgage Brokerage / Wealth Mgmt Loan sale gains Other $32.0 $30.2 $36.4 Linked Quarter x Noninterest income was down $4.4 million • 3Q23 decrease mainly due to the absence of a one - time gain on the sales of assets in 2Q23 • Excluding FNBSM, service charges increased 3.7% from 2Q23 • Brokerage and wealth management fees increased 4.1% from 2Q23, excluding FNBSM • $425,000 decrease in mortgage fees; MSR gain virtually flat at $1.1 million • $383,000 increase in gains on SBA and Navitas loan sales • $1.5 million in 3Q gains on $26.4 million of SBA loans sold • $1.1 million in 3Q gains on $37.7 million of equipment finance loan sales Year - over - Year x Noninterest income was up marginally • Mortgage rate locks of $304 million in 3Q23 compared to $456 million in 3Q22 $33.4 $31.9 13 Noninterest Income $ in millions

$112.8 $117.3 $139.8 $132.4 $144.5 $111.0 $115.9 $131.2 $128.8 $135.3 3Q22 4Q22 1Q23 2Q23 3Q23 GAAP Operating Disciplined Expense Management $ in millions x The GAAP efficiency ratio increased compared to last quarter x On an operating basis, the efficiency ratio increased as solid expense control, adjusted for FNBSM, was more than offset by the impact of NIM pressure Efficiency Ratio % Noninterest Expense $ 48.4% 48.0% 57.2% 55.7% 61.3% 47.7% 47.4% 53.7% 54.2% 57.4% 55.3% 3Q22 4Q22 1Q23 2Q23 3Q23 GAAP Operating KRX Peer Median x Total operating expenses increased by $6.5 million, or 5.1%, quarter over quarter, mostly due to the operating expenses of FNBSM, which closed on July 1 14

Credit Quality

Net Charge-Offs as % of Average Loans



0.17%
0.12%
0.00%
-0.03%
0.08%
0.08%
-0.03%
-0.06%
0.03%
0.00%
0.17%
0.14%
0.17%
0.10%
0.20%
0.15%
0.59%
0.49%
2020
2021
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
UCBI
UCBI Excl. Navitas

- ✓ 3Q23 net charge-offs of $26.6 million, or 0.59% of average loans, annualized
  - The previously disclosed loss of $19 million on the 8.7% participation in a $218.5 million nationally syndicated credit was attributable to 0.42% of the 0.59% NCOs
- ✓ Non-performing assets improved $12.9 million during the quarter and were 0.50% of total loans, an improvement of 10 bps from 2Q23, driven primarily by the charge-off of the nationally syndicated loan
- ✓ Higher risk loans, defined as special mention plus substandard accruing, increased 0.2% from 2Q23 to 2.9% but were down 0.3% YOY

Non-Performing Assets & Past Due Loans as a % of Total Loans



0.55%
0.18%
0.28%
0.06%
0.29%
0.09%
0.23%
0.10%
0.24%
0.14%
0.29%
0.18%
0.43%
0.31%
0.60%
0.18%
0.50%
0.21%
2020
2021
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
NPAs (%)
Past Dues (%)

Special Mention & Substandard Accruing Loans as a % of Total Loans



2.6%
2.6%
1.5%
1.4%
2.1%
1.2%
2.0%
1.2%
2.1%
1.1%
1.6%
1.3%
1.6%
1.4%
1.5%
1.2%
1.5%
1.4%
2020
2021
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Special Mention (%)
Substandard Accruing(%)

15

Allowance for Credit Losses Allowance for Credit Losses (ACL) Walk - Forward Allowance for Credit Losses (ACL) Note: ACL includes the reserve for unfunded commitments x The 3Q23 reserve increase of $7.3 million was primarily due to the addition of FNBSM x ACL reserve levels remain strong at 1.21% of loans, up from 1.12% in 3Q22 $167 $181 $198 $212 $220 1.12% 1.18% 1.16% 1.22% 1.21% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 3Q22 4Q22 1Q23 2Q23 3Q23 ACL - Allowance for Credit Losses $ ACL - Allowance for Credit Losses % $212,277 $219,624 $2,236 ( $26,638 ) $1,455 $22,571 $3,718 $4,005 2Q23 ACL Loan Growth NCOs Specific Reserve Model Impact First Miami Day 1 PCD Credit Allowance First Miami Day 2 Non-PCD Double Dip 3Q23 ACL ($000) 16

3Q23 INVESTOR PRESENTATION Exhibits

Navitas Portfolio Net Charge - Offs & Weighted Average FICO Scores x Navitas represents 8% of total loans x Navitas 3Q23 NCOs of 1.62%, or $6.3 million x Navitas ACL / Loans of 1.98% x Navitas’ $56.7 million Long Haul trucking segment is experiencing stress with $3.2 million in 3Q23 losses x We discontinued lending in the Long Haul Trucking segment several quarter ago as slower economic activity drove softness in the space x Excluding Long Haul Trucking losses, Navitas’ losses were 0.88% of total Navitas loans x We are seeing normal trends in the greater portfolio, but are expecting higher Long Haul Trucking losses in the near term as the book runs off Navitas Performance $ in millions $969 $1,017 $1,083 $1,148 $1,211 $1,281 $1,374 $1,447 $1,510 $1,534 9.08% 9.01% 8.89% 8.85% 8.80% 8.79% 8.88% 8.99% 9.12% 9.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Navitas Loans $ Portfolio Yield % 18 0.74% 0.85% 0.70% 0.13% 0.21% 0.29% 0.10% 0.31% 0.36% 0.50% 0.93% 1.62% 745 748 749 749 750 750 750 751 751 752 752 754 755 1 101 201 301 401 501 601 701 801 0.00% 0.50% 1.00% 1.50% 2.00% 2019 2020 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 NCOs % - Navitas Weighted Average FICO - Total Portfolio 0.69%

Navitas Portfolio

$ in millions

Top 25 Industries - $1.0 billion



EATING PLACES $195.3
PHYSICAL FITNESS FACILITIES $109.0
OFFICES OF DOCTORS OF MEDICINE $77.9
BEAUTY SHOPS $74.6
LOCAL TRUCKING WITHOUT STORAGE $61.1
LONG HAUL TRUCKING $56.7
GASOLINE SERVICE STATIONS $40.6
GENERAL CONTRS-SINGLE FAMILY HOUSES $33.2
SPECIAL TRADE CONTRACTORS $32.6
TRANSPORTATION SERVICES $32.3
MEDSPAS $31.9
HEALTH & ALLIED SERVICES $28.8
ORNAMENTAL SHRUB & TREE SERVICES $25.5
BUSINESS SERVICES $25.4
EQUIPMENT RENTAL & LEASING $23.4
NONCLASSIFIED ESTABLISHMENTS $19.6
EXCAVATION WORK $19.6
LANDSCAPE COUNSELING & PLANNING $19.0
GENERAL AUTOMOTIVE REPAIR SHOPS $17.2
RELIGIOUS ORGANIZATIONS $17.0
LAWN/GARDEN SERVICES $16.9
RETAIL BAKERIES $15.7
REFUSE SYSTEMS $14.2
MICELLANEOUS RETAIL STORES $13.5
CHIROPRACTOR OFFICES & CLINICS $13.3

✓ Top 25 industries represent $1.0 billion, or 60.8% of the total Navitas portfolio

Top 25 Equipment Types - $1.4 billion



FRANCHISE $273.0
TITLED EQUIPMENT $266.7
MEDICAL LASER/AESTHETICS $141.0
GYM/PLAYGROUND EQUIPMENT $62.9
SOFTWARE $56.5
CONSTRUCTION $53.3
INDUSTRIAL EQUIPMENT $50.8
RESTAURANT EQUIPMENT $45.4
AUDIO / VISUAL EQUIPMENT $41.1
LOADERS $40.5
GAS PUMPS $38.6
LEASEHOLD IMPROVEMENTS $34.0
SLEEPER TRUCKS $29.3
TELEPHONES $29.3
EXCAVATORS $27.7
MACHINE TOOLS $25.4
LIFTS $23.3
CLOSED CIRUIT SECURITY SYSTEMS $23.2
FORKLIFTS $22.3
FURNITURE $22.1
MEDICAL EQUIPMENT $21.5
WOODWORKING $20.1
HAIR OR NAIL SALON EQUIPMENT $18.8
WIDE FORMAT PRINTER $16.1
LAWN / LANDSCAPE $14.2

✓ Top 25 equipment types represent $1.4 billion, or 83.8% of the total Navitas portfolio

19

Top 10 Industries - $185 million $ in millions 20 Solar Electric Power Generation (3) Marinas (1) Lessors of Miniwarehouses and Self - Storage Units (1) Boat Dealers (1) New Car Dealers (1) Consumer Lending (1) Software Publishers (1) Recreational Vehicle Dealers (2) Metal Window and Door Manufacturing (1) Residential Remodelers (1) x SNC’s outstanding total $309 million, or 1.7% of total loans x Top 10 industries represent $185 million, or 60% of the total SNC portfolio outstanding x Leveraged loans outstanding of $282 million, of which $112 million are SNCs $31.6 $25.0 $23.0 $20.2 $16.3 $15.5 $15.1 $13.4 $13.0 $12.3 Shared National Credits Portfolio Note: Number of relationships in parentheses

x Office portfolio is distributed across our Southeastern primary and secondary markets, with very few loans in central business districts x Office portfolio exposure has a small suburban business focus with a significant portion of well - located medical office buildings x Granular portfolio with an average office loan size of $1.3 million and a median loan size of $494,000 as of 3Q23 x Office portfolio outstanding totaled $711 million as of 3Q23, or 3.9% of total loans x Top 10 Office commitments total $121 million x Medical office buildings outstanding account for $149 million of the top 100 office loans as of 3Q23, or 32% of the top 100 office loans x As of September 30, $1.4 million Office loans were nonaccruing x As of September 30, $7.5 million, or 1.1% of Office loans outstanding were special mention and $2.7 million, or 0.4% of Office loans outstanding were substandard accruing 1% 20% 25% 49% 6% Selected Segments – Office $ in millions $531 $541 $666 $683 $664 $661 $710 $722 $711 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Investment CRE – Office Outstanding $ Note: Reliant acquisition contributed $138 million of the increase in office loans outstanding from 4Q21 to 1Q22; Progress ac qui sition contributed $74 million of the increase in office loans outstanding from 4Q22 to 1Q23 21

x Senior Care portfolio outstanding totaled $388 million as of 3Q23, or 2.1% of total loans x As of September 30, $28.7 million of Senior Care loans were nonaccruing , a decrease of $3.1 million from 2Q23 (included in substandard) x As of September 30, $102.5 million of Senior Care loans were special mention and $73.5 million were substandard accruing x Senior care loans account for approximately 39% of special mention and substandard loans 1% 20% 25% 49% 6% Selected Segments – Senior Care $ in millions $80 $80 $73 $65 $60 $79 $106 $106 $102 $170 $169 $144 $135 $124 $111 $91 $108 $102 $549 $520 $518 $465 $442 $408 $410 $394 $388 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Substandard $ Special Mention $ Pass $ 22

x Rate locks were $304 million compared to $305 million in 2Q23 x 34% of locked loans were variable rate mortgages in 3Q23, up from 22% in 2Q23 x Sold $108 million loans in 3Q23, down $23 million from $131 million sold in 2Q23 x Purchase / Refi mix shifted from 71% / 29% in 3Q22 to 87% / 13% in 3Q23 Mortgage Locks & Sales Mortgage Locks - Purchase vs. Refinance Mortgage Activity Trends $456 $364 $335 $305 $304 $93 $68 $79 $131 $108 3.1% 2.7% 2.9% 2.8% 2.9% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 3Q22 4Q22 1Q23 2Q23 3Q23 Mortgage locks $ Loans sold $ Gain on sale % 71% 62% 87% 86% 87% 29% 38% 13% 14% 13% 3Q22 4Q22 1Q23 2Q23 3Q23 Purchase Refinance $ in millions 23

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	3Q22	4Q22	1Q23	2Q23	3Q23
Expenses					
Expenses - GAAP	$ 112,755	$ 117,329	$ 139,805	$ 132,407	$ 144,474
Merger-related and other charges	(1,746)	(1,470)	(8,631)	(3,645)	(9,168)
Expenses - Operating	$ 111,009	$ 115,859	$ 131,174	$ 128,762	$ 135,306
Diluted Earnings per share					
Diluted earnings per share - GAAP	$ 0.74	$ 0.74	$ 0.52	$ 0.53	$ 0.39
Merger-related and other charges	0.01	0.01	0.06	0.02	0.06
Diluted earnings per share - Operating	0.75	0.75	0.58	0.55	0.45
Book Value per share					
Book Value per share - GAAP	$ 23.78	$ 24.38	$ 25.76	$ 25.98	$ 25.87
Effect of goodwill and other intangibles	(7.26)	(7.25)	(8.17)	(8.15)	(8.17)
Tangible book value per share	$ 16.52	$ 17.13	$ 17.59	$ 17.83	$ 17.70
Return on Tangible Common Equity					
Return on common equity - GAAP	11.02 %	10.86 %	7.34 %	7.47 %	5.32 %
Effect of merger-related and other charges	0.19	0.15	0.81	0.35	0.82
Return on common equity - Operating	11.21	11.01	8.15	7.82	6.14
Effect of goodwill and intangibles	4.39	4.19	3.48	3.53	2.89
Return on tangible common equity - Operating	15.60 %	15.20 %	11.63 %	11.35 %	9.03 %
Return on Assets					
Return on assets - GAAP	1.32 %	1.33 %	0.95 %	0.95 %	0.68 %
Merger-related and other charges	0.02	0.02	0.11	0.05	0.11
Return on assets - Operating	1.34 %	1.35 %	1.06 %	1.00 %	0.79 %

24

Non - GAAP Reconciliation Tables $ in thousands, except per share data 3Q22 4Q22 1Q23 2Q23 3Q23 Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 1.32% 1.33% 0.95% 0.95% 0.68 % Income tax expense 0.37 0.41 0.29 0.29 0.18 (Release of) provision for credit losses 0.25 0.33 0.34 0.35 0.45 Return on assets - pre-tax, pre-provision 1.94 2.07 1.58 1.59 1.31 Merger-related and other charges 0.03 0.02 0.13 0.06 0.13 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.97% 2.09% 1.71% 1.65% 1.44 % Efficiency Ratio Efficiency Ratio - GAAP 48.41% 47.95% 57.20% 55.71% 61.32 % Merger-related and other charges (0.75) (0.60) (3.53) (1.54) (3.89) Efficiency Ratio - Operating, excluding PPP fees and MSR marks 47.66% 47.35% 53.67% 54.17% 57.43 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 11.12% 11.25% 11.90% 11.89% 11.85 % Effect of goodwill and other intangibles (3.01) (2.97) (3.36) (3.31) (3.33) Effect of preferred equity (0.41) (0.40) (0.37) (0.37) (0.34) Tangible common equity to tangible assets ratio 7.70% 7.88% 8.17% 8.21% 8.18% 25

Glossary ACL – Allowance for Credit Losses MLO – Mortgage Loan Office ALLL – Allowance for Loan Losses MMDA – Money Market Deposit Account AOCI – Accumulated Other Comprehensive Income (Loss) MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NOW – Negotiable Order of Withdrawal CET1 – Common Equity Tier 1 Capital NPA – Non-Performing Asset CRE – Commercial Real Estate NSF – Non-sufficient Funds CSP – Customer Service Profiles OO RE – Owner Occupied Commercial Real Estate DDA – Demand Deposit Account PCD – Loans Purchased with Credit Deterioration EOP – End of Period PPP – Paycheck Protection Program EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FHA – Federal Housing Administration RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration IBL – Interest-bearing liabilities TCE – Tangible Common Equity ICS – Insured Cash Sweep USDA – United States Department of Agriculture KRX – KBW Nasdaq Regional Banking Index VA – Veterans Affairs LPO – Loan Production Office YOY – Year over Year 26